                       Equity Pledge Agreement

                         (English Version)

This Equity Pledge Agreement (the "Agreement") is entered into as of

December 20, 2006, among the following three parties:

PARTY A: Longdan International Inc.

Legal Address: Renaissance Trust Ltd, Solomon Building, P. O. Box 636,

Main Street, Charlestown, Nevis.

PARTY B: Hubei Longdan Biological Medicine Technology Co. Ltd.

Legal Address: Floor 21, Jiangtian Building, No. 586 Wuluo Road,

Wuchang District, Wuhan, Hubei, China, 430070

PARTY C: Zhilin Zhang, Chairman and an authorized person to represent shareholders of Party B, who collectively own more than 50% of the outstanding equity interests in Party B.

Legal Address: No.1, 2nd Floor, 308 Qing Tai Road, Hanyang, Wuhan,

Hubei China

WHEREAS, Party A, ( the Pledgee ) is a business company incorporated under the laws of Nevis, and has entered a series of agreement,

collectively the "Main Agreements" , which include "Exclusive Consult and Services Agreement", "Operating Agreement" and "Exclusive Option

Agreement", and "Proxy Agreement", with Part B, or Part B and Part B's shareholders together, concurrently with this Agreement.

WHEREAS, Party B is a company with exclusively domestic capital registered in the People's Republic of China, and is engaged in the business of Chinese medicine development, manufacturing, sale, and pharmacy management distribution network;

WHEREAS, Party C ( the Pledgor ) represents more than 50% equity interest of Party B, and agrees to provide security of pledge over the equity interests for the performance of payment obligations of Party B under the "Exclusive Consult and Services Agreement", and Party A

agrees to accept such security of pledge.

WHEREAS,  "Agreement Letter for Equity Pledge Agreement" as showed in the appendix is an integral part of this Agreement and has the same legal effects as the other parts of the Agreement. Part C will legally represent any shareholder of Part B, who signs the "Agreement Letter for Equity Pledge Agreement", in this Agreement.

NOW THEREFORE, Party A, Part B and Part C through negotiations hereby agree as follows through mutual negotiations:

1.   Pledge

     1.1 In order to ensure that Part B will perform its payment to

Part A under Exclusive Consult and Services Agreement and other obligation under the Main Agreements, Party C (the Pledgors) agrees to provide security of pledge over 100% of the equity interests it holds in Party B ("Pledged Equity Interests") to Party A (the Pledgee).

Pledge under this Agreement refers to the rights owned by the Pledgee,

who shall be entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of the equity interests pledged by the Pledgors to the Pledgee.

     1.2 The Parties confirm that all members in Party C undertake the obligations under the security pledge independently. Such members shall not be jointly and severally liable for such obligations.

2.   Term of Pledge

     2.1 This Agreement shall be effective from the date when all parties sign the Agreement and the said equity interests pledges are recorded in the register of shareholders of Party B and the term is two

(2) years until all the obligations of Party B under Main Agreements

(including all amendments and supplementary contracts to Main

Agreements) are fulfilled.

     2.2 During the term of pledge, in the event that Party B fails to perform any obligations under Main Agreements, Party A shall have the right to sell or dispose of the pledged assets in accordance with relevant laws.

3.   Registration

     3.1 Party C guarantees to Party A that its implementation of its obligations under this Agreement have been formally approved and/or will be formally approved by the shareholders meeting of Party B.

     3.2 After this Agreement effective, Party C will register equity interests pledge hereof with the shareholder register of Party B.

     3.3 Party C shall deliver to Party A Party C's physical possession of their investment certificates in Party B and shareholders register of Party B.

     3.4 The Party A shall be entitled to collect any and all dividends for declared or paid in connection with the equity interests.

4.   Party C's Representation

     4.1  Party C is the legal owner of the equity interests pledged.

     4.2  Party C has not placed any other pledge on the pledged equity interests, except for the pledge provided hereunder.

5.   Party C's Warrants and Undertakings

     In the term of this Agreement, Party C guarantees to Party A that the Pledgors will:

     5.1 Not transfer the pledged equity interests, or establish or permit the creation of any guaranty on the pledged equity interests,

unless otherwise agreed by both Parties, or with Party A's prior written consent;

     5.2 Comply with and implement all the People's Republic of China's

Laws and regulations concerning the pledge of rights, and in the case of receiving any notice, order or suggestion made by the governmental authority, provide to Party A within 5 calendar days upon receiving them, and pursuant to Party A's reasonable requests or with Party A's consent comply with, or suggest arguments and representations against such notice, order or suggestion.

     5.3 Upon Party A's request, honestly sign, and urge other persons with interests to the pledge to sign, all certificates of rights,

agreements and covenants in connection with the performance of this

Agreement, and encourage other persons with interests to the pledge to take any action in relation to the enforcement of this Agreement and facilitate Party A's exercising of its rights under this Agreement.

     5.4 Perform all the guarantees, covenants, and warranties as specified in Main Agreements, for the benefits of the Part A. The Part

C shall compensate all the losses suffered by the Part A for the reasons that the Part C does not fully perform the guarantees,

covenants, and warranties as specified in Main Agreements.

6.   Transfer

     6.1 Party B shall not have the right to donate or transfer any rights and obligations under this Agreement unless with Party A's prior written consent.

     6.2 This Agreement shall be binding upon Party C and its

successors, and also binding upon Party A and its successors.

     6.3 Party A, at any time, may assign all or any of its rights and obligations under this Agreement, to a designated person, or persons.

Where Party A transfers its rights and obligations under this Agreement,

Party B and Part C shall, upon Party A's request, execute agreements concerning said transfer.

7.   Confidentiality

     The Agreement itself and relevant materials of this Agreement shall be held confidential by all the Parties and shall not be disclosed to any third party excluding senior officers, directors,

shareholders, agents and professional consultants. If any Party is required by People's Republic of China Laws or other jurisdictional laws to disclose any information in connection with this Agreement to the public, or to file this Agreement with the regulatory authorities involved, that Party shall not be subject to this Article.

     This Article shall survive any amendment, supplementary or termination of this Agreement

8.   Language

     This Agreement is written in both Chinese and English, and executed in Chinese only, and the executed Chinese language Agreement shall prevail in all cases. This Agreement is executed in three originals and each Party holds one original. Each original has the same legal effect.

9.   Amendments and Supplementary Agreements

     Parties may negotiate and enter any amendments of this Agreement,

or supplementary agreements on matters not agreed upon herein. Any amendments of this Agreement, or supplementary agreements shall be valid only when made in writing and signed by all parties. Any amendments of this Agreement, or supplementary contracts have equal effect as this Agreement.

10.  This Agreement shall be governed by, and construed in

accordance with the laws of the People's Republic of China.

11.  Settlement of Dispute

     The parties shall strive to settle any dispute arising from, out of or in connection with the interpretation or performance of this

Agreement through friendly negotiation. In case no settlement can be reached through negotiation within six months, each party can submit such matter to China International Economic and Trade Arbitration

Commission (the "CIETAC"). The arbitration shall follow the current rules of CIETAC. The arbitration award shall be final and binding upon the parties and shall be enforceable in accordance with its terms.

12.  Force Majeure

     Force Majeure means any event that is beyond the party's

reasonable control and cannot be prevented with reasonable care, such as the acts of nature: earthquake, flood, typhoon, fire, explosion, and acts of governments, war, and acts of terrorism or other civil unrest means. If a Force Majeure event exists and affects the performance of this Agreement, the affected party shall immediately notify the other parties by means of telegraph, e-mail or other electronic forms, and shall furnish sufficient evidence in writing of the occurrence of the

Force Majeure event within twenty (20) calendar days thereafter.

According to the impact of the Force Majeure on the performance of this

Agreement, the Parties determine whether to release this Agreement.

After the event of Force Majeure is removed, all parties agree to resume performance of this Agreement with their best efforts.

13.  Capable of Severing

     Any of the provisions of this Agreement will be deemed as capable of severing in the jurisdiction where it conflicts with the laws in such jurisdiction. The invalid or unenforceable effect of such provision in one jurisdiction should not be affected that in other jurisdictions.

           (A Signature Page Follows)

                 Signature Page

IN WITNESS WHEREOF the Part A, Part B and Part C hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first written above.

Party A (Pledgee):  Longdan International Inc.

By: /s/ Zhilin Zhang

Zhilin Zhang

Chairman

Party B:  Hubei Longdan Biological Medicine Technology Co. Ltd.

By: /s/ Zhilin Zhang

Zhilin Zhang

Chairman

Party C (Pledgors):  Shareholders of Part B

By: /s/ Zhilin Zhang

Zhilin Zhang

An authorized representative of the majority shareholders

                   (An Appendix Page Follows)

Appendix: Form of Agreement Letter for Equity Pledge Agreement

             Agreement Letter for Equity Pledge Agreement

               ( English Version, for Reference only )

To:

 Hubei Longdan Biological Medicine Technology Co. Ltd. and Longdan

International Inc.

     I, as the shareholder of Hubei Longdan Biological Medicine

Technology Co. Ltd., hereby agree and confirm as follows:

    I have read the full text of Equity Pledge Agreement, and I fully agree to all contents of this agreement.

     I assign Zhilin Zhang, Chairman of Hubei Longdan Biological

Medicine Technology Co. Ltd. to represent me with the Common stock shares specified at the bottom of this agreement, together with Hubei

Longdan Biological Medicine Technology Co. Ltd. to sign the Equity

Pledge Agreement with Longdan International Inc.

     I agree to sign or provide necessary documents to perform the

Equity Pledge Agreement.

Signature:

Print Name:

Identity Card Number:

Information of Possession of Common Stocks of Hubei Longdan Biological

Medicine Technology Co. Ltd. :

Class of Common Stocks:                  Number of Shares:

Percentage of Voting Power:

Date: December 20, 2006